Exhibit 10.2.4.3

FIRST AMENDMENT TO AGREEMENT REGARDING LEASES

(“Brookdale Provident Properties”)

THIS FIRST AMENDMENT TO AGREEMENT REGARDING LEASES (this “Amendment”) is made and entered into as of the 11th day of February, 2009, by and between PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company (“Landlord Holdings”), and BROOKDALE PROVIDENT PROPERTIES, LLC, a Delaware limited liability company (“Tenant Holdings”) and is joined for certain limited purposes by BROOKDALE PROVIDENT MANAGEMENT, LLC, a Delaware limited liability company (“Manager”), by the Brookdale Lessees, and by VENTAS PROVIDENT, LLC, a Delaware limited liability company (“Ventas Provident”), successor-in-interest to Provident Senior Living Trust, a Maryland real estate investment trust (“Provident Senior Living”).

WHEREAS, Landlord Holdings, Tenant Holdings and, for certain limited purposes, Manager, the Brookdale Lessees and Provident Senior Living are parties to that certain Agreement Regarding Leases dated as of October 19, 2004 (the “Agreement Regarding Leases”), which has been modified by that certain Letter Agreement, dated as of October 19, 2004, and that certain Letter Agreement, dated as of March 28, 2005, each executed by Landlord Holdings and Tenant Holdings;

WHEREAS, Brookdale Living Communities, Inc., a Delaware corporation (“Second Tier Guarantor”) has delivered that certain Guaranty of Agreement Regarding Leases dated October 19, 2004, in favor of Landlord Holdings (the “Second Tier Guaranty”);

WHEREAS, simultaneously herewith, Brookdale Senior Living Inc., a Delaware corporation (“Parent Guarantor”, and, together with Second Tier Guarantor, collectively, “Guarantor”) has executed and delivered that certain guaranty of, among other things, the Agreement Regarding Leases and the Second Tier Guaranty (the “Parent Guaranty” and, together with the Second Tier Guaranty, collectively, the “Guaranty”). Parent Guarantor is the parent and holder of 100% of the equity in Second Tier Guarantor;

WHEREAS, simultaneously herewith, the Provident Lessors and the Brookdale Lessees have executed and delivered that certain First Amendment to Leases. Landlord Holdings is the parent and holder of 100% equity in each of the Provident Lessors and Tenant Holdings is the parent and holder of 100% equity in each of the Brookdale Lessees;

WHEREAS, initially capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement Regarding Leases;

WHEREAS, Landlord Holdings and Tenant Holdings desire to amend the Agreement Regarding Leases as hereinafter set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto, intending to be legally bound, agree to incorporate the foregoing recitals as if the same were more particularly set forth in the body of this Amendment and further agree as follows:

1. Amendments. The Agreement Regarding Leases is hereby amended as set forth in this Section 1.

1.1 The definitions of the capitalized terms in the recitals to this Amendment (including “Guarantor”) shall be deemed incorporated into the Agreement Regarding Leases.

1.2 The term “Guaranty” shall mean both the Parent Guaranty and the Second Tier Guaranty.

1.3 For the purpose of calculating the Lease Coverage Ratio, (i) the term “Total Revenues” shall not include any revenue received from any Affiliate of Tenant Holdings except rent, if any, from such Affiliate paid pursuant to a sublease approved by Landlord Holdings for which Landlord Holdings also expressly approved inclusion of such revenue in connection with the approval of such sublease (which Landlord Holdings may approve or deny in its sole and absolute discretion), and (ii) community fees actually collected during the period in question shall be considered revenue for the purposes of calculation of “Total Revenues” to the extent that such fees are fully earned by Tenant Holdings upon receipt and are non-refundable to the resident (or if refundable, to the extent the right to the refund expires).

1.4 Section 7(a)(xiv) of the Agreement Regarding Leases is hereby deleted and replaced with the following: “if an Event of Default (as defined in the Parent Guaranty) shall have occurred under the Parent Guaranty or if the Second Tier Guarantor fails to perform any of the terms, covenants or conditions contained in the Second Tier Guaranty beyond any applicable notice and cure periods set forth therein.”

1.5 Any Event of Default (as defined in the Agreement Regarding Leases) occurring as a result of the insolvency, whether actual or potential, of either of Tenant Holdings or Guarantor, may be waived by Landlord Holdings by written notice to Tenant Holdings, and such notice may be revoked at any time by written notice from Landlord Holdings.

2. Representations and Warranties of Tenant Holdings. Without limiting in any way any representation or warranty in the Agreement Regarding Leases or any document executed in connection therewith (collectively, the “Lease Documents”), Tenant Holdings represents and warrants to Landlord Holdings that as of the date hereof:

2.1 Organization and Good Standing. Tenant Holdings and each Brookdale Lessee is duly organized, validly existing and in good standing under the laws of the State of its organization. Tenant Holdings and each Brookdale Lessee is qualified to do business in and is in good standing under the laws of the State in which the Facility leased by such Brookdale Lessee is located. Tenant Holdings and each Brookdale Lessee has delivered to Landlord Holdings true and complete copies of the documents, certificates and agreements pursuant to which Tenant Holdings and such Brookdale Lessee is organized to do business.

2.2 Power and Authority. Tenant Holdings has the power and authority to execute, deliver and perform this Amendment. Tenant Holdings has taken all requisite action necessary to authorize the execution, delivery and performance of Tenant Holdings’ obligations under this Amendment.

2.3 Consents. The execution, delivery and performance of this Amendment will not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any Governmental Authority, or any other Person.

2.4 No Violation. The execution, delivery and performance of this Amendment (i) do not and will not conflict with, and do not and will not result in a breach of, any of Tenant Holdings’ organization documents; and (ii) do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Tenant Holdings, any Brookdale Lessee or any of the Facilities.

2.5 Full and Accurate Disclosure. No statement of fact made by or on behalf of Tenant Holdings or any Brookdale Lessee in this Amendment or in any other document or certificate delivered to Landlord Holdings by Tenant Holdings or any Brookdale Lessee contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading, including, without limitation, all of the financial information delivered by Tenant Holdings or any Brookdale Lessee prior or simultaneous to the execution of this Amendment, all of which Tenant Holdings hereby acknowledges were relied upon by Landlord Holdings in executing this Amendment. There is no fact presently known to Tenant Holdings which has not been disclosed to Landlord Holdings which has a material adverse effect.

2.6 Enforceability. This Amendment constitutes a legal, valid and binding obligation of Tenant Holdings, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and general principles of equity.

2.7 No Defaults. To Tenant Holdings’ actual knowledge, (i) no Event of Default under the Agreement Regarding Leases or default under any of the other Lease Documents has occurred and (ii) no event has occurred or circumstance exists that, with the passage of time, giving of notice or both would become such an Event of Default or default.

2.8 No Offsets or Defenses. Through the date of this Amendment, and to Tenant Holdings’ knowledge, Tenant Holdings neither has, nor claims any offset, defense, claim, right of set-off or counterclaim against Landlord Holdings under, arising out of or in connection with this Amendment, the Agreement Regarding Leases or any of the other Lease Documents. In addition, Tenant Holdings covenants and agrees with Landlord Holdings that if any offset, defense, claim, right of set-off or counterclaim exists of which Tenant Holdings has knowledge as of the date of this Amendment, Tenant Holdings hereby irrevocably and expressly waives the right to assert such matter.

2.9 Damage or Injury. Since the date of the Agreement Regarding Leases, no Facility has been materially injured or damaged by fire or other Casualty except as Tenant Holdings may have previously disclosed to Landlord Holdings in writing.

2.10 Change. Since the date of the Agreement Regarding Leases, no material adverse change with respect to Tenant Holdings, any Facility or any Brookdale Lessee has occurred.

2.11 Representation and Warranties in Lease Agreement. All of the representations and warranties in Section 13(a) in the Agreement Regarding Leases are hereby re-made by Tenant Holdings and are true and correct as of the date hereof in all material respects.

3. Modifications. This Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

4. Severability. In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5. Successors and Assigns. This Amendment applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

6. Governing Law. In all respects, the law of the State of New York shall govern the validity of and enforceability of the obligations of the parties set forth herein, but all provisions hereof relating to the creation of the leasehold estate and remedies set forth in the Agreement Regarding Leases, as amended hereby, shall be governed by the laws of the State in which each applicable Facility that is the subject of dispute is located.

7. Amendment Controlling; Full Force and Effect. This Amendment is considered by the parties to the Agreement Regarding Leases to be an integral part of such Agreement Regarding Leases. If there is any conflict between the terms of the Agreement Regarding Leases and this Amendment, the terms of this Amendment shall control. Except as expressly amended herein, all other terms, agreements, and conditions of the Agreement Regarding Leases shall remain unmodified and in full force and effect and none of the representations, warranties or covenants contained herein shall limit in any way any representation, warranty or covenant contained in any Lease Document. This Amendment shall constitute a “Lease Document” as defined herein.

8. Counterparts/Fax Signatures. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement. Confirmation of the execution of this Amendment by telex or by telecopy or telefax of a facsimile page(s) executed by the parties shall have the same effect as an original.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

LANDLORD HOLDINGS:

PSLT-BLC PROPERTIES HOLDINGS, LLC,
a Delaware limited liability company

By:	PSLT OP, LP, a Delaware limited partnership, its sole member

	By:	PSLT GP, LLC, a Delaware limited liability company, its sole member

		By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

			By:	/s/ T. Richard Riney
			Name:	T. Richard Riney
			Title:	Executive Vice President and Secretary

TENANT HOLDINGS:

BROOKDALE PROVIDENT PROPERTIES, LLC,
a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Manager joins into this Amendment for the purposes set forth in Paragraph 29 of the Agreement Regarding Leases:

Manager:

BROOKDALE PROVIDENT MANAGEMENT, LLC,
a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

Each of the Brookdale Lessees joins into this Amendment for the purposes set forth in Paragraph 14 and Paragraph 30 of the Agreement Regarding Leases:

BROOKDALE LESSEES:

BLC-SPRINGS AT EAST MESA, LLC,
a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-WOODSIDE TERRACE, L.P, a Delaware limited partnership

By:	BLC-Woodside Terrace, LLC,
a Delaware Limited Liability company

	By:	/s/ Eric W. Hoaglund
	Name:	Eric W. Hoaglund
	Title:	Vice President and Assistant Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC-ATRIUM OF SAN JOSE, L.P.,
a Delaware Limited partnership

By:	BLC-Atrium of San Jose, LLC,
a Delaware limited liability company

	By:	/s/ Eric W. Hoaglund
	Name:	Eric W. Hoaglund
	Title:	Vice President and Assistant Secretary

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By:	BLC-Brookdale Place of San Marcos, LLC,
a Delaware limited liability company

	By:	/s/ Eric W. Hoaglund
	Name:	Eric W. Hoaglund
	Title:	Vice President and Assistant Secretary

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-CHATFIELD, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC.,
a Delaware corporation

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-THE HALLMARK LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-THE HERITAGE OF DES PLAINES, LLC. a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC-DEVONSHIRE OF LISLE, LLC,
a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-THE WILLOWS, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-THE BERKSHIRE OF CASTLETON, L.P., a Delaware limited partnership

By:	BLC-The Berkshire of Castleton, LLC,
a Delaware limited liability company, its general partner

	By:	/s/ Eric W. Hoaglund
	Name:	Eric W. Hoaglund
	Title:	Vice President and Assistant Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC-RIVER BAY CLUB, LLC,
a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-EDINA PARK PLAZA, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-BRENDENWOOD, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-PONCE DE LEON, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC-THE GABLES AT BRIGHTON, LLC,
a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

BLC-PARK PLACE, LLC, a Delaware limited liability company

By:	/s/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Title:	Vice President and Assistant Secretary

Each of the Provident Lessors joins into this Amendment for the purposes set forth in Paragraph 31 of the Agreement Regarding Leases:

PROVIDENT LESSORS:

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, LP,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC,

a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC,

a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC OF CALIFORNIA-SAN MARCOS, L.P.,
a Delaware limited partnership

By:	Brookdale Living Communities of California-San Marcos, LLC,
a Delaware limited liability company

	By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

		By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

			By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

				By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

					By:	/s/ T. Richard Riney
					Name:	T. Richard Riney
					Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC,

a Delaware limited liability company

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Manager

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

PSLT-BLC PROPERTIES HOLDINGS, LLC,
a Delaware limited liability company

By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

	By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

		By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

			By:	/s/ T. Richard Riney
			Name:	T. Richard Riney
			Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC,

a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC,
a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC,

a Delaware limited liability company

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Manager

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

RIVER OAKS PARTNERS,
an Illinois partnership

By:	Brookdale Holdings, LLC,
a Delaware limited liability company, its general partner

	By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

		By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

			By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

				By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

					By:	/s/ T. Richard Riney
					Name:	T. Richard Riney
					Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OP ILLINOIS-HOFFMAN ESTATES, LLC,
a Delaware limited liability company

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Manager

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP,
an Illinois limited partnership

By:	Brookdale Holdings, LLC,
a Delaware limited liability company, its general partner

	By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

		By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

			By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

				By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

					By:	/s/ T. Richard Riney
					Name:	T. Richard Riney
					Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC,
a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC,
a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC,
a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC,
a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC,
a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC,
a Delaware limited Liability company

By:	PSLT-BLC Properties Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	PSLT OP, L.P.,
a Delaware limited partnership, its sole member

		By:	PSLT GP, LLC,
a Delaware limited liability company, its sole general partner

			By:	Ventas Provident, LLC,
a Delaware limited liability company, its sole member

				By:	/s/ T. Richard Riney
				Name:	T. Richard Riney
				Title:	Executive Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ventas Provident joins into this Amendment for the purposes set forth in Paragraph 5 of the Agreement Regarding Leases:

VENTAS PROVIDENT:

VENTAS PROVIDENT, LLC,
a Delaware limited liability company

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary